UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

In a Current Report on Form 8-K dated August 31, 2022 and on a Form 8-K/A dated November 23, 2022 (collectively, the "Forms 8-K"), the Federal Home Loan Bank of New York ("FHLBNY") reported the re-election of current FHLBNY Directors Messrs. David Huber, David Nasca and Christopher Martin and the election of Mr. Ira Robbins and Ms. Melba Acosta to the FHLBNY's Board of Directors ("Board") for four-year terms, each beginning on January 1, 2023. At the time of the filing of the aforementioned Forms 8-K, the Committees of the Board for 2023 had not yet been determined. The FHLBNY is now filing this Form 8-K/A to report Board Committee Director assignments for 2023.

On December 15, 2022, the Board, in addition to having previously re-elected Director Larry Thompson to serve as the Board Vice Chair for 2023 and 2024 on November 17, 2022, approved the following Board Committee Director assignments for all FHLBNY Directors for 2023:

EXECUTIVE COMMITTEE:

John Buran, Chair

Larry Thompson, Vice Chair

Thomas Hoy

Christopher Martin

Deforest Soaries

Carlos Vázquez

Ángela Weyne

AUDIT COMMITTEE:

David Huber, Chair

Thomas Kemly, Vice Chair

Thomas Hoy

Charles Kilbourne

Christopher Martin

Gerald Reeves

Larry Thompson

COMPENSATION AND HUMAN RESOURCES COMMITTEE:

David Nasca, Chair

Deforest Soaries, Vice Chair

David Huber

Kenneth Mahon

Christopher Martin

Josie Thomas

Ángela Weyne

CORPORATE GOVERNANCE AND EXTERNAL AFFAIRS COMMITTEE:

Christopher Martin, Chair

Kenneth Mahon, Vice Chair

Charles Kilbourne

DeForest Soaries

Josie Thomas

Larry Thompson

Angela Weyne

HOUSING COMMITTEE:

Charles Kilbourne, Chair

Gerald Reeves, Vice Chair

Melba Acosta

Thomas Kemly

Ira Robbins

Deforest Soaries

Ángela Weyne

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RISK COMMITTEE:

Larry Thompson, Chair

Carlos Vázquez, Vice Chair

Melba Acosta

Danelle Barrett

Thomas Cangemi

David Nasca

Stephen Romaine

STRATEGIC PLANNING COMMITTEE:

Thomas Hoy, Chair

Kenneth Mahon, Vice Chair

Danelle Barrett

David Huber

Ira Robbins

Stephen Romaine

Carlos Vázquez

TECHNOLOGY COMMITTEE:

Danelle Barrett, Chair

Carlos Vázquez, Vice Chair

Thomas Cangemi

Thomas Hoy

Thomas Kemly

David Nasca

Stephen Romaine

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: December 16, 2022	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer

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